UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

November 6, 2014
Date of Report (Date of earliest event reported)

Rovi Corporation
(Exact name of registrant as specified in its charter)

      Delaware                                     000-53413                                     26-1739297
(State or other jurisdiction of                 (Commission                               (I.R.S. employer
incorporation or organization)                         File No.)                                identification number)

2830 De La Cruz Boulevard
Santa Clara, California 95050
(Address of principal executive offices, including zip code)

(408) 562-8400
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 2.02    Results of Operations and Financial Condition

On November 6, 2014, the Company issued a press release reporting its financial results for the period ended September 30, 2014 and updating estimates for fiscal year 2014. A copy of the press release is furnished as Exhibit 99.1 to this report.

The Company also will post an updated investor presentation on its website. In this presentation, the Company will update the Company’s 2014 estimates for revenue and Non-GAAP EPS to reflect the updated midpoint for 2014 estimates. Additionally, in the presentation, the Company will update the Company’s 2014 estimates by sales vertical and by segment to reflect both the updated midpoint and slight changes to the revenue of each vertical and segment, and components thereof. The Company will also update information that it estimates a slight increase, at the midpoint for 2014 estimates, in cost structure (the combination of Non-GAAP cost of goods sold (“COGS”) and Non-GAAP total operating costs (“OpEx”)). Based upon the aforementioned Non-GAAP EPS midpoints, 2014 Non-GAAP COGS is estimated to be approximately $93.5 million and 2014 Non-GAAP OpEx is estimated to be approximately $232.8 million (for a total of approximately $326.3 million).

All statements contained herein that are not statements of historical fact, including statements that use the words “estimates,” and statements regarding expected results of operations, are “forward-looking statements” and are made pursuant to the Safe-Harbor provisions of the Private Securities Litigation Reform Act of 1995. These forward-looking statements include, but are not limited to, the Company's estimates of full year 2014 revenue and Non-GAAP EPS. Such forward-looking statements involve known and unknown risks, uncertainties and other factors that could cause the actual results of the Company to be materially different from the historical results and/or from any future results or outcomes expressed or implied by such forward-looking statements. Such factors include, among others, the Company's ability to successfully execute on its strategic plan and customer demand for and industry acceptance of the Company's technologies and integrated solutions. Such factors are further addressed in the Company's Report on Form 10-Q for the period ended September 30, 2014 and other documents as are filed with the Securities and Exchange Commission from time to time (available at www.sec.gov). The Company assumes no obligation, except as required by law, to update any forward-looking statements in order to reflect events or circumstances that may arise after the date hereof.

The press release is furnished and shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934 (the "Exchange Act"), or subject to the liabilities of that Section or Sections 11 and 12(a)(2) of the Securities Act of 1933, as amended.

ITEM 9.01    Financial Statements and Exhibits

       The following exhibits are furnished with this report on Form 8-K:

Exhibit Number	Description
99.1	Press release dated November 6, 2014, reporting financial results for the period ended September 30, 2014

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Rovi Corporation (Registrant)

Date: November 6, 2014	By:	/s/ Pamela Sergeeff
Pamela Sergeeff
EVP and General Counsel